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                                                                    EXHIBIT 23.1


                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in (1) Post-Effective Amendment No.1 to Registration Statement No. 33-41241 on Form S-8; and (2) Registration Statement No. 333-72267 on Form S-8 of VF Corporation of our report dated March 30, 2001 relating to the financial statements of the Blue Bell Savings, Profit Sharing and Retirement Plan, which appears in this Form 11-K.



 /s/ PricewaterhouseCoopers LLP
Greensboro, North Carolina
March  30, 2001